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                                                                    Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We herby consent to the use in the Prospectus constituting a part of this Amendment No. 1 to Registration Statement on Form S-1 (SEC Registration Nos. 333-110214 and 333-110214-01) of our report dated February 5, 2003, relating to the consolidated financial statements of WestCoast Hospitality Corporation, which is contained in that Prospectus.

We also consent to the reference to us under the caption "Experts" in the Prospectus.

/s/ BDO Seidman, LLP
Spokane, Washington

December 17, 2003